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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D. C. 20549
                       ----------------------------------


                                  FORM 8-K


                               CURRENT REPORT
                   PURSUANT TO SECTION 13 OR 15(d) OF THE
                       SECURITIES EXCHANGE ACT OF 1934


              Date of Report (Date of earliest event reported)
                                  May 18, 2001


                        MANUFACTURERS' SERVICES LIMITED
               -------------------------------------------------
               (Exact name of registrant as specified in charter)

         DELAWARE                         001-15883              04-3258036
--------------------------------------------------------------------------------
(State or other jurisdiction of         (Commission           (I.R.S. Employer
      incorporation)                    File Number)         Identification No.)

               300 BAKER AVENUE, CONCORD, MA              01742
         ---------------------------------------------------------
         (Address of principal executive offices )      (Zip Code)


      Registrant's telephone number, including area code (978) 287-5630

                                    -----------

                                  NOT APPLICABLE
          --------------------------------------------------------------
          (Former name or former address, if changed since last report.)




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ITEM 9. REGULATION FD DISCLOSURE

       In accordance with General Instruction B.2 of Form 8-K, the following information shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended.

       Palm, Inc ("Palm"), a significant customer of Manufacturers' Services, Limited (the "Company") on May 17, 2001 issued a press release in which it revised downward its revenue and earnings outlook for its quarter ending in May 2001 and announced certain one-time charges.

       The Company has received inquiries concerning the impact of Palm's announcement on the Company's second quarter 2001 revenues and cash EPS outlook as provided in the Company's press release dated April 26, 2001. The Company remains comfortable with the revenue and cash EPS ranges provided by the Company in the April 26 press release, with a bias toward the lower end of those ranges.

       Statements contained in this Form 8-K which are not historical facts are forward-looking statements which involve risks and uncertainties which could cause actual results to differ materially from those expressed in the forward-looking statements. A number of important factors could cause actual results to differ materially from those forward-looking statements. These factors include systems failures, technological changes, volatility of securities markets, government regulations and economic conditions, changes in customer demands, competition in the areas in which the Company conducts its operations as well as the risks contained in the Company's filings with the Securities and Exchange Commission, including the Company's Form 10-K and recently filed Form 10-Q. The forward-looking statements made in this Form 8-K related only to events as of the date on which the statements are made and the Company assumes no obligation to update these forward-looking statements.

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                                  SIGNATURE

       Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized:


                                       MANUFACTURERS' SERVICES LIMITED
                                       (Registrant)

                                       Date: May 18, 2001



                                       By: /s/ ALBERT A. NOTINI
                                          -------------------------------------
                                          Albert A. Notini
                                          Executive Vice President and
                                          Chief Financial Officer